EXHIBIT 99

Term Sheets

CMBS New Issue Term Sheet

$1,537,597,723 (Approximate)

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2002-2
Offered Classes A-1, A-2, A-3, B, C, D, E and F Certificates

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

ARCap Special Servicing, Inc.

Special Servicer

August 2002

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Sole Lead Manager and Bookrunner

Banc of America Securities LLC

Deutsche Bank Securities

Goldman, Sachs & Co.

Merrill Lynch & Co.

Morgan Stanley

TABLE OF CONTENTS

Transaction Structure

Structure Overview	3

Structure Schematic	4

Transaction Terms	5

Contact Information	8

Mortgage Pool Characteristics

General Characteristics	9

Property Type	10

Property Location	11

Cut-off Date Balance	12

Mortgage Rate	13

Underwriting Debt Service Coverage Ratio	13

Cut-off Date Loan-to-Value Ratio	14

Maturity Date Loan-to-Value Ratio	14

Original Term to Maturity	15

Remaining Term to Maturity	15

Original Amortization Term	16

Remaining Stated Amortization Term	16

Seasoning	17

Year of Maturity or ARD	17

Prepayment Provision Summary	18

Prepayment Provision Based on Outstanding Principal Balance	18

Ten Largest Mortgage Loans or Crossed Pools	19

Bank of America Plaza — Atlanta	20

Crabtree Valley Mall	24

The Centre at Preston Ridge	28

Two James Center	32

Bell Towne Centre	34

Santa Fe Pointe Apartments (Crossed Pool)	36

Reflections of Tampa Apartments (Crossed Pool)	38

20555 Victor Parkway	40

Pearson Educational Distribution Center	42

FEIGA — Holly Hall Apartments	44

20255 Victor Parkway	46

Additional Mortgage Loan Information	48

(This Page Intentionally Left Blank)

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Structure Overview

OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted	Principal	Assumed
		Certificate	Initial	Credit	Average	Window	Final
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)	Distribution Date(2)	Rate Type

A-1	AAA/AAA	$107,787,116	6.248%	18.625%	3.00	1- 57	05/11/2007	Fixed

A-2	AAA/AAA	$316,000,000	18.317%	18.625%	7.00	57-107	07/11/2011	Fixed

A-3	AAA/AAA	$980,106,456	56.811%	18.625%	9.29	107-117	05/11/2012	Fixed

B	AA/AA	$64,695,557	3.750%	14.875%	9.70	117-117	05/11/2012	Fixed

C	AA-/AA-	$17,252,149	1.000%	13.875%	9.74	117-118	06/11/2012	Fixed

D	A+/A+	$12,939,111	0.750%	13.125%	9.78	118-118	06/11/2012	Fixed

E	A/A	$17,252,149	1.000%	12.125%	9.78	118-119	07/11/2012	Fixed

F	A-/A-	$21,565,185	1.250%	10.875%	9.87	119-119	07/11/2012	Fixed

NON-OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted	Principal	Assumed
		Certificate	Initial	Credit	Average	Window	Final
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)	Distribution Date(2)	Rate Type

G	(Not Offered)	$21,565,185	1.250%	9.625%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

H	(Not Offered)	$19,408,667	1.125%	8.500%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

J	(Not Offered)	$21,565,185	1.250%	7.250%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

K	(Not Offered)	$36,660,815	2.125%	5.125%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

L	(Not Offered)	$12,939,112	0.750%	4.375%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

M	(Not Offered)	$12,939,112	0.750%	3.625%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

N	(Not Offered)	$16,891,354	0.979%	2.646%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

O	(Not Offered)	$6,830,350	0.396%	2.250%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed

P	(Not Offered)	$38,817,334	2.250%	0.000%	(Not Offered)	(Not Offered)	(Not Offered)	Fixed(3)

XC	(Not Offered)	TBD(4)	N/A	N/A	(Not Offered)	N/A	(Not Offered)	Variable Rate

XP	(Not Offered)	TBD(4)	N/A	N/A	(Not Offered)	N/A	(Not Offered)	Variable Rate

(1)	Subject to a variance of plus or minus 5%.

(2)	As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “Yield and Maturity Considerations — Yield Considerations” in the prospectus supplement.

(3)	The Pass-Through Rates for the Class P Certificates for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate for such date.

(4)	The Class XC and Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC and Class XP Certificates as described in the prospectus supplement.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Structure Schematic*

* Classes are not drawn to scale.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED AUGUST 2002.

Issue Type	Sequential pay REMIC. Class A-1, A-2 and A-3 Certificates (together, the “Class A Certificates”), and Class B, C, D, E and F Certificates (together with the Class A Certificates, the “Offered Certificates”) are offered publicly.

Cut-off Date	All Mortgage Loan characteristics are based on balances as of the Cut-off Date, August 1, 2002, except for one Mortgage Loan representing 0.5% of the pool where the Cut-off date is August 11, 2002 and three Mortgage Loans representing 0.3% of the pool where the Cut-off Date is August 15, 2002. All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 152 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-off Date of $1,725,214,837 (the “Initial Pool Balance”), subject to a variance of plus or minus 5% which does not reflect the principal balance of the CM Subordinate Components and Subordinate Components of the Component Mortgage Loans. Any references in this term sheet to the total principal balance of the Mortgage Pool or other similar references will not include the principal balances of the CM Subordinate Components and the Subordinate Components of the Component Mortgage Loans. The Mortgage Loans are secured by 168 properties (the “Mortgaged Properties”) located throughout 32 states.

Depositor	Banc of America Commercial Mortgage Inc.

Mortgage Loan Seller	Bank of America, N.A.

Underwriters	Banc of America Securities LLC is acting as lead manager and bookrunner with respect to all Classes of Offered Certificates. Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated are acting as co-managers.

Trustee	LaSalle Bank National Association.

Fiscal Agent	ABN AMRO Bank N.V.

Master Servicer	Bank of America, N.A.

Special Servicer	ARCap Special Servicing, Inc.

Rating Agencies	Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., (“S&P”) and Fitch Ratings (“Fitch”).

Denominations	$10,000 minimum for Class A Certificates and $100,000 minimum for all other Offered Certificates.

Settlement Date	On or about [ ] , 2002.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in [ ] 2002.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Transaction Terms

Determination Date	For any Distribution Date, the fifth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class A-2, Class A-3, Class XC and Class XP Certificates ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, payments of principal to the Class A-1, Class A-2 and Class A-3 Certificates will be made on a pro rata basis.

Losses	To be applied first to Class P, then to the next most subordinate Class of Sequential Pay Certificates, etc.

Prepayment Premiums	The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the “Description of the Certificates — Distributions — Distributions of Prepayment Premiums” in the prospectus supplement.

Advances	Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

Appraisal Reductions	Either (a) within 60 days (or within such longer period as the Special Servicer is diligently and reasonably proceeding to obtain such appraisal) after the earliest of (i) the date on which any Mortgage Loan becomes a modified Mortgage Loan, (ii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan, (iii) the date on which the borrower under any Mortgage Loan becomes the subject of bankruptcy or insolvency proceedings and (iv) the date on which a Mortgaged Property securing any Mortgage Loan becomes an REO Property and (v) 60 days after the third anniversary of an extension, or (b) on the 120th day following the occurrence of any uncured delinquency in Monthly Payments with respect to any Mortgage Loan, or (c) within 30 days following the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

Optional Termination	The Master Servicer, the Special Servicer, and certain Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the initial aggregate pool balance

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Transaction Terms

(including the CM Subordinate Components and each Component Mortgage Loan Subordinate Component). Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class	The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the then largest outstanding Class principal balance).

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Contact Information

Banc of America Securities LLC		Deutsche Bank Securities
Bill Hale		Scott Waynebern
(704) 388-1597 (Phone)		(212) 469-5149
(704) 388-9677 (Fax)		(212) 469-2740 (Fax)
bill.e.hale@bankofamerica.com		scott.Waynebern@db.com
Geordie Walker		Jake Markman
(704) 388-1597 (Phone)		(212) 469-5149
(704) 388-9677 (Fax)		(212) 469-2740 (Fax)
geordie.r.walker@bankofamerica.com		jacob.markman@db.com
Chuck Mather
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
charles.mather@bankofamerica.com

Goldman, Sachs & Co.		Merrill Lynch & Co.
Rolf Edwards		John Mulligan
(212) 902-5637 (Phone)		(212) 449-3860 (Phone)
(212) 346-3594 (Fax)		(212) 738-1491 (Fax)
rolf.edwards@gs.com		jmulligan@exchange.ml.com
Scott Wisenbaker		Rich Sigg
(212) 902-2858 (Phone)		(212) 449-3860 (Phone)
(212) 346-3594 (Fax)		(212) 738-1491 (Fax)
scott.wisenbaker@gs.com		rsigg@exchange.ml.com

Morgan Stanley
John Strain
(212) 761-2270 (Phone)
(212) 761-0711 (Fax)
jonathan.strain@morganstanley.com
Joel Friedman
(212) 761-2076 (Phone)
(212) 761-0711 (Fax)
joel.friedman@morganstanley.com

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

GENERAL CHARACTERISTICS

Number of Mortgage Loans	152

Number of Mortgaged Properties	168

Aggregate Balance of all Mortgage Loans	$1,725,214,837

Number of Mortgage Loans with Balloon Payments(1)	147

Aggregate Balance of Mortgage Loans with Balloon Payments(1)	$1,708,054,069

Number of Mortgage Loans with Anticipated Repayment Date	2

Aggregate Balance of Mortgage Loans with Anticipated Repayment Date	$11,747,400

Number of fully amortizing Mortgage Loans	3

Aggregate Balance of fully amortizing Mortgage Loans	$5,413,369

Minimum balance	$1,036,997

Maximum balance	$149,144,822

Average balance	$11,350,098

Number of Crossed Loan Pools	1

Maximum balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$27,842,048

Weighted average LTV Ratio	70.4%

Maximum LTV Ratio	84.9%

Minimum LTV Ratio	46.8%

Weighted average DSCR	1.45x

Maximum DSCR	2.23x

Minimum DSCR(2)	1.00x

Weighted average LTV at Maturity or Anticipated Repayment Date(3)	62.1%

Range of Mortgage Loan interest rates	6.180%-8.440%

Weighted average Mortgage Loan interest rate	7.113%

Range of remaining term to Maturity or Anticipated Repayment Date (months)	57 - 143

Weighted average remaining term to Maturity or Anticipated Repayment Date (months)	110

(1)	Not including Mortgage Loans with Anticipated Repayment Dates.

(2)	The Minimum Underwriting DSCR reflects that with respect to one mortgage loan (Loan No. 5574 set forth in Annex A to the preliminary prospectus supplement), representing 0.1% of the initial pool balance, such mortgage loan has been divided into a senior and a subordinate component, where the senior component of such mortgage loan has a 12 year maturity and a 12 year amortization term, all related payments from the related mortgage loan will be applied to the outstanding principal balance of the senior component until such time as the senior component’s outstanding principal balance has been reduced to zero prior to any payment being applied to the subordinate component.

(3)	For loan number 53402, the Maturity Date LTV is calculated using only the Maturity Balance of the senior component.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

PROPERTY TYPE

				Weighted			Weighted
	Number of	Aggregate	% of	Average		Min/Max	Average	Min/Max
	Mortgaged	Cut-off Date	Initial Pool	Underwriting		Underwriting	Cut-off Date	Cut-off Date
Property Types	Properties	Balance	Balance	DSCR		DSCR	LTV Ratio	LTV Ratio

Retail	51	$620,243,203	36.0%	1.47	x	1.00x(1)/1.91x	69.3%	50.5%/80.1%

Anchored	43	583,770,148	33.8	1.48	x	1.00x(1)/1.91x	69.0%	50.5%/80.1%

Unanchored	5	26,592,361	1.5	1.30	x	1.22x/1.35x	72.3%	68.4%/78.5%

Shadow Anchored	3	9,880,695	0.6	1.34	x	1.26x/1.36x	78.1%	72.0%/79.4%

Multifamily	67	531,299,510	30.8	1.29	x	1.06x/1.68x	77.4%	58.3%/84.9%

Office	18	374,467,462	21.7	1.69	x	1.25x/2.23x	62.1%	46.8%/75.0%

Industrial	25	173,997,335	10.1	1.30	x	1.25x/1.43x	72.1%	66.0%/74.9%

Mfd. Housing Comm.	5	19,136,317	1.1	1.54	x	1.27x/1.97x	64.3%	50.1%/78.0%

Self-Storage	2	6,071,010	0.4	1.54	x	1.25x/1.94x	69.5%	62.2%/74.5%

Total/Wtd Avg	168	$1,725,214,837	100.0%	1.45	x	1.00x/2.23x	70.4%	46.8%/84.9%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Weighted
Average
Mortgage
Property Types	Rate

Retail	7.128%

Anchored	7.101%

Unanchored	7.649%

Shadow Anchored	7.297%

Multifamily	7.000%

Office	7.151%

Industrial	7.306%

Mfd. Housing Comm.	7.159%

Self-Storage	7.570%

Total/Wtd Avg	7.113%

(1)	The Min Underwriting DSCR reflects that with respect to one mortgage loan (Loan No. 5574 set forth in Annex A to the preliminary prospectus supplement) representing 0.1% of the initial pool balance that has been divided into a senior and a subordinate component, where the senior component of such mortgage loan has a 12 year maturity and a 12 year amortization term, all related payments from the related mortgage loan will be applied to the outstanding principal balance of the related senior component until such time as the related senior component’s outstanding principal balance has been reduced to zero prior to any payment being applied to the related subordinate component.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are to be set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

Other States: 21.3% of Initial Pool Balance.

PROPERTY LOCATION

				Weighted		Weighted	Weighted
	Number of	Aggregate		Average		Average	Average
	Mortgaged	Cut-off Date	% of Initial	Underwriting		Cut-off Date	Mortgage
States	Properties	Balance	Pool Balance	DSCR		LTV Ratio	Rate

Texas	34	$262,410,082	15.2%	1.39	x	74.0%	6.958%

North Carolina	6	201,277,408	11.7	1.72	x	58.3%	6.946%

California	29	191,818,937	11.1	1.36	x	73.2%	7.201%

Southern(1)	22	129,348,896	7.5	1.33	x	74.4%	7.230%

Northern(1)	7	62,470,040	3.6	1.43	x	70.7%	7.139%

Georgia	5	180,071,373	10.4	2.07	x	52.0%	6.984%

Florida	17	142,327,853	8.2	1.37	x	74.4%	7.029%

Arizona	7	107,637,669	6.2	1.27	x	74.9%	7.045%

Michigan	7	106,561,843	6.2	1.24	x	75.5%	7.275%

Virginia	6	58,089,065	3.4	1.29	x	75.0%	7.363%

Missouri	4	54,752,675	3.2	1.22	x	77.0%	7.312%

Massachusetts	4	52,826,326	3.1	1.31	x	76.6%	7.388%

Other	49	367,441,608	21.3	1.29	x	75.2%	7.230%

Total/Wtd Avg	168	$1,725,214,837	100.0%	1.45	x	70.4%	7.113%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

-	The Mortgaged Properties are located throughout 32 states.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are to be set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

CUT-OFF DATE BALANCE

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Cut-off Date Balances	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

$1,036,997 – $1,999,999	11	$16,713,720	1.0%	1.26x	72.6%	7.719%

$2,000,000 – $2,999,999	13	31,981,692	1.9	1.37x	72.3%	7.598%

$3,000,000 – $3,999,999	28	96,493,459	5.6	1.30x	75.0%	7.304%

$4,000,000 – $4,999,999	13	57,784,883	3.3	1.31x	74.9%	7.212%

$5,000,000 – $7,499,999	13	81,812,164	4.7	1.30x	75.6%	7.233%

$7,500,000 – $9,999,999	23	205,117,700	11.9	1.28x	76.5%	7.149%

$10,000,000 – $14,999,999	20	254,182,574	14.7	1.28x	77.8%	7.155%

$15,000,000 – $19,999,999	12	210,171,445	12.2	1.33x	74.7%	7.018%

$20,000,000 – $29,999,999	14	337,352,634	19.6	1.29x	74.5%	7.173%

$30,000,000 – $149,144,822	5	433,604,566	25.1	1.89x	55.2%	6.933%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

-	The average Cut-off Date Balance is $11,350,098.

-	The Cut-off Date Balance of the ten largest Mortgage Loans or Crossed Pools represents 32.9% of the Initial Pool Balance and the five largest Mortgage Loans represent 25.1% of the Initial Pool Balance.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this collateral term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

MORTGAGE RATE

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Mortgage Rates	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

6.180% – 6.499%	1	$18,000,000	1.0%	1.91x	55.0%	6.180%

6.500% – 6.999%	41	796,572,726	46.2	1.62x	64.9%	6.863%

7.000% – 7.249%	35	362,976,237	21.0	1.31x	76.1%	7.112%

7.250% – 7.499%	31	283,857,280	16.5	1.28x	75.2%	7.393%

7.500% – 7.749%	37	225,849,102	13.1	1.26x	75.7%	7.570%

7.750% – 7.999%	3	29,148,724	1.7	1.32x	73.4%	7.880%

8.000% – 8.440%	4	8,810,769	0.5	1.07x	70.7%	8.378%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

- The weighted average Mortgage Rate is 7.113%.

UNDERWRITING DEBT SERVICE COVERAGE RATIO

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Underwriting DSCRs	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

1.00x – 1.19x	8	$48,300,043	2.8%	1.16x	78.1%	7.230%

1.20x – 1.24x	33	273,795,239	15.9	1.21x	78.1%	7.185%

1.25x – 1.29x	48	524,155,437	30.4	1.26x	75.3%	7.257%

1.30x – 1.34x	30	306,299,218	17.8	1.32x	76.4%	7.126%

1.35x – 1.39x	17	116,851,384	6.8	1.37x	76.9%	7.254%

1.40x – 1.49x	4	28,332,298	1.6	1.43x	69.3%	7.112%

1.50x – 1.59x	1	7,939,042	0.5	1.51x	69.3%	7.000%

1.60x – 1.69x	5	35,143,536	2.0	1.67x	63.0%	6.643%

1.70x – 1.79x	1	70,000,000	4.1	1.73x	61.9%	6.635%

1.90x – 1.99x	4	165,253,820	9.6	1.91x	51.2%	6.829%

2.00x – 2.23x	1	149,144,822	8.6	2.23x	46.8%	6.958%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

- The weighted average Debt Service Coverage Ratio is 1.45x.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Cut-off Date LTV Ratios	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

46.8% - 49.9%	1	$149,144,822	8.6%	2.23x	46.8%	6.958%

50.0% - 59.9%	7	172,707,378	10.0	1.89x	51.4%	6.836%

60.0% - 64.9%	4	78,533,661	4.6	1.71x	61.8%	6.726%

65.0% - 69.9%	11	98,892,476	5.7	1.41x	67.4%	7.014%

70.0% - 74.9%	44	454,603,319	26.4	1.28x	73.7%	7.302%

75.0% - 79.9%	67	600,926,393	34.8	1.27x	78.2%	7.187%

80.0% - 84.9%	18	170,406,789	9.9	1.26x	80.1%	7.002%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

- The weighted average Cut-off Date LTV Ratio is 70.4%.

MATURITY DATE LOAN-TO-VALUE RATIO

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Maturity Date or ARD	Mortgage	Cut-off Date	Initial Pool	Underwriting	Maturity Date	Mortgage
Loan-to-Value Ratios(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

Fully Amortizing	3	$5,413,369	0.3%	1.07x	0.0%	8.410%

25.0% - 49.9%	5	299,913,226	17.4	2.07x	42.6%	6.926%

50.0% - 59.9%	14	208,097,202	12.1	1.56x	55.7%	6.984%

60.0% - 64.9%	24	218,138,333	12.6	1.30x	63.1%	7.212%

65.0% - 69.9%	57	616,816,993	35.8	1.26x	67.5%	7.164%

70.0% - 74.9%	39	293,696,774	17.0	1.28x	71.3%	7.206%

75.0% - 78.4%	10	83,138,941	4.8	1.26x	77.9%	7.064%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	62.1%	7.113%

(1)	With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

-	The weighted average Maturity Date or ARD LTV Ratio is 62.1%.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

ORIGINAL TERM TO MATURITY

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Original Terms	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

60 - 83	5	$53,111,508	3.1%	1.28x	76.1%	6.829%

84 - 99	10	101,786,564	5.9	1.27x	79.1%	6.893%

100 - 120	125	1,425,775,402	82.6	1.48x	69.0%	7.129%

121 - 144	12	144,541,363	8.4	1.25x	76.3%	7.218%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

(1)	With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

-	The weighted average original term to maturity or ARD is 117 months.

REMAINING TERM TO MATURITY

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Remaining Terms	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

57 - 59	5	$53,111,508	3.1%	1.28x	76.1%	6.829%

60 - 79	8	68,323,372	4.0	1.28x	79.9%	6.998%

80 - 99	3	36,860,592	2.1	1.24x	78.2%	6.829%

100 - 109	30	296,909,188	17.2	1.29x	75.5%	7.418%

110 - 119	92	1,106,643,814	64.1	1.54x	67.1%	7.052%

120 - 139	10	149,602,995	8.7	1.26x	76.4%	7.148%

140 - 143	4	13,763,369	0.8	1.18x	71.2%	7.515%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

(1)	With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

-	The weighted average remaining term to maturity or ARD is 110 months.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

ORIGINAL AMORTIZATION TERM

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Original Amortization	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Terms (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

144 - 179	3	$5,413,369	0.3%	1.07x	61.7%	8.410%

180 - 239	1	24,550,047	1.4	1.32x	74.4%	7.450%

240 - 299	3	32,593,548	1.9	1.29x	73.0%	7.785%

300 - 359	28	411,960,518	23.9	1.62x	65.8%	7.021%

360	117	1,250,697,357	72.5	1.40x	71.9%	7.114%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- The weighted average original amortization term is 344 months.

REMAINING STATED AMORTIZATION TERM

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Remaining Stated	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Amortization Terms (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

143 - 149	3	$5,413,369	0.3%	1.07x	61.7%	8.410%

200 - 224	1	24,550,047	1.4	1.32x	74.4%	7.450%

225 - 249	2	29,196,148	1.7	1.32x	71.6%	7.722%

275 - 299	12	200,028,389	11.6	2.01x	53.2%	7.045%

300 - 324	11	101,036,888	5.9	1.26x	80.0%	6.990%

325 - 349	35	384,760,687	22.3	1.28x	75.6%	7.307%

350 - 360	88	980,229,311	56.8	1.43x	70.8%	7.030%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the remaining amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual remaining amortization term would be longer.

- The weighted average remaining amortization term is 339 months.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

SEASONING

				Weighted		Weighted	Weighted
	Number of	Aggregate	% of	Average		Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting		Cut-off Date	Mortgage
Seasoning (months)	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

0 - 12(1)	136	$1,564,019,862	90.7%	1.46	x	69.9%	7.082%

13 - 16	14	134,437,548	7.8	1.27	x	75.6%	7.368%

17 - 22	2	26,757,428	1.6	1.19	x	78.2%	7.649%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45	x	70.4%	7.113%

(1)	For Mortgage Loan Numbers 4992, 4994, and 5574, the indicated seasoning is based upon July 15, 2002, the date on which the Senior Components were deemed to be split from the related Subordinate Components. Such Component Mortgage Loans were initially originated on March 16, 2001, February 1, 2001 and January 24, 2001, respectively.

- The weighted average seasoning is 7 months.

YEAR OF MATURITY OR ARD

				Weighted		Weighted	Weighted
	Number of	Aggregate	% of	Average		Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting		Cut-off Date	Mortgage
Year of Maturity(1)	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

2007	5	$53,111,508	3.1%	1.28	x	76.1%	6.829%

2008	8	68,323,372	4.0	1.28	x	79.9%	6.998%

2009	2	33,463,192	1.9	1.26	x	77.5%	6.677%

2010	1	3,397,400	0.2	1.06	x	84.9%	8.327%

2011	70	741,169,469	43.0	1.34	x	73.9%	7.160%

2012	55	719,606,500	41.7	1.62	x	64.2%	7.105%

2013	7	92,380,028	5.4	1.24	x	78.0%	7.102%

2014	4	13,763,369	0.8	1.18	x	71.2%	7.515%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45	x	70.4%	7.113%

(1)	With respect to the ARD Loans, the year of maturity was calculated as of the year of the Anticipated Repayment Date.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Mortgage Pool Characteristics As of the Cut-off Date*

PREPAYMENT PROVISION SUMMARY

			% of	Weighted	Weighted	Weighted
	Number of	Aggregate	Initial	Average	Average	Average
	Mortgage	Cut-off Date	Pool	Underwriting	Cut-off Date	Mortgage
Prepayment Provisions	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

Lockout/Defeasance/Open	149	$1,712,070,417	99.2%	1.45x	70.4%	7.111%

Lockout/Yield Maintenance/Defeasance/Open	1	8,350,000	0.5	1.25x	77.3%	6.935%

Lockout/Yield Maintenance/Open	2	4,794,420	0.3	1.15x	82.2%	8.050%

Total/Wtd Avg	152	$1,725,214,837	100.0%	1.45x	70.4%	7.113%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

Prepayment Provisions(1)(2)	August-02	August-03	August-04	August-05	August-06	August-07	August-08

Lockout/Defeasance	100.00%	100.00%	99.80%	99.80%	99.80%	99.71%	95.66%
Yield Maintenance(3)	0.00%	0.00%	0.20%	0.20%	0.20%	0.29%	0.28%
Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.06%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beginning Balance (in millions)	$1,725.21	$1,711.76	$1,694.90	$1,675.54	$1,654.69	$1,581.68	$1,557.23
Percent of Initial Pool Balance	100.00%	99.22%	98.24%	97.12%	95.91%	91.68%	90.26%

Prepayment Provisions(1)(2)	August-09	August-10	August-11	August-12	August-13

Lockout/Defeasance	99.70%	99.70%	79.90%	66.75%	8.29%
Yield Maintenance(3)	0.30%	0.08%	0.10%	6.06%	91.71%
Open	0.00%	0.22%	20.00%	27.19%	0.00%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beginning Balance (in millions)	$1,437.95	$1,411.28	$1,139.51	$124.00	$8.05
Percent of Initial Pool Balance	83.35%	81.80%	66.05%	7.19%	0.47%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that an ARD Loan will be repaid in full on its Anticipated Repayment Date, if any).

(2)	As of the Cut-off Date.

(3)	As of the Cut-off Date, three Mortgage Loans representing 0.8% of the initial pool balance are subject to yield maintenance prepayment provisions after the lockout period, the remaining Mortgage Loans representing 99.2% of the initial pool balance are subject to defeasance after the lockout period.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55795, 55796, 55797, 55805, 55806, 55813, 55820, 55822, 55823, 55825 and 55828 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Ten Largest Mortgage Loans or Crossed Pools

The following table and summaries describe the ten largest Mortgage Loans or Crossed Pools in the Mortgage Pool by Cut-off Date Balance:

Ten Largest Mortgage Loans or Crossed Pools by Cut-off Date Balance*

					Cut-off
	Cut-off Date	% of Initial Pool	Property	Loan Balance	Date LTV	LTV Ratio	Underwriting
Loan Name	Balance	Balance	Type	Per SF/Unit	Ratio	at Maturity	DSCR

Bank of America Plaza-Atlanta	$149,144,822	8.6%	Office	$117	46.8%	37.7%	2.23x

Crabtree Valley Mall	140,000,000	8.1	Retail	$140	50.5%	47.9%	1.91x

The Centre at Preston Ridge	70,000,000	4.1	Retail	$96	61.9%	55.8%	1.73x

Two James Center	38,397,967	2.2	Office	$115	73.8%	64.7%	1.29x

Bell Towne Centre	36,061,778	2.1	Retail	$86	75.1%	66.6%	1.30x

Top Five Summary	433,604,566	25.1%			55.2%	48.7%	1.89x

Santa Fe Pointe /Reflections of Tampa Apts**	27,842,048	1.6	Multifamily	$84,095	78.4%	68.7%	1.32x

20555 Victor Parkway	27,219,127	1.6	Office	$138	73.8%	65.8%	1.25x

Pearson Educational Distribution Center	27,184,613	1.6	Industrial	$25	73.5%	63.4%	1.25x

FEIGA – Holly Hall Apartments	26,473,000	1.5	Multifamily	$46,525	78.3%	72.3%	1.26x

20255 Victor Parkway	25,441,911	1.5	Office	$145	74.4%	66.4%	1.25x

Total/Wtd. Avg.	$567,765,264	32.9%			60.0%	53.1%	1.74x

[Additional columns below]

[Continued from above table, first column(s) repeated]

Mortgage
Loan Name	Rate

Bank of America Plaza-Atlanta	6.95750%

Crabtree Valley Mall	6.88754%

The Centre at Preston Ridge	6.63500%

Two James Center	7.39000%

Bell Towne Centre	7.10000%

Top Five Summary	6.93300%

Santa Fe Pointe /Reflections of Tampa Apts**	7.01000%

20555 Victor Parkway	7.51500%

Pearson Educational Distribution Center	7.45000%

FEIGA – Holly Hall Apartments	6.55500%

20255 Victor Parkway	7.51500%

Total/Wtd. Avg.	6.99789%

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 4 Mortgage Loans, Loan Nos. 4992, 4994, 5574 and 53402 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided.

**	For crossed pools, the information presented is a weighted average of the information for the loans in the crossed pool.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

BANK OF AMERICA PLAZA — ATLANTA

Cut-off Date Balance	$149,144,822

% of Initial Pool Balance	8.6%

Cut-off Date LTV	46.8%

Maturity Date LTV	37.7%

Underwriting DSCR*	2.23x

Mortgage Rate	6.9575%
*DSCR figures based on net cash flow unless otherwise noted.

		S&P/Fitch
	Size	Shadow Ratings(1)

Cut-off Date Balance	$149,144,822	AAA/AAA

Loan Information

Original Principal Balance:	$150,000,000

First Payment Date:	April 1, 2002

Term/Amortization:	120/300 months

Maturity Date:	March 1, 2012

Expected Maturity Balance:	$120,259,949

Borrowing Entity:	CSC Associates, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 114 months Open: 6 months

Up-Front Reserves:
TI/LC Reserve	$70,833
Replacement Reserve	$5,844
Debt Service Reserve	$1,056,105

Ongoing Monthly Reserves:
Replacement Reserve	$5,844
TI/LC Reserve	$70,833

Lockbox:	Hard

Property Information

Property Type:	Office

Property Sub-Type:	Central Business Dist./Class A

Location:	Atlanta, GA

Year Built/Renovated:	1992/N/A

Net Rentable Square Feet:	1,279,152

Cut-off Balance per SF:	$117

Occupancy as of 5/13/02:	100%

Ownership Interest:	Fee

Property Management:	Cousins Properties Incorporated

U/W Net Cash Flow:	$28,319,288

Appraised Value:	$319,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Bank of America	A+/AA-	510,559	39.91%	$33.06	$16,878,650	40.67%	5/31/2012(2)

Troutman Sanders	Not Rated	225,033	17.59	$34.05	7,661,480	18.46	5/31/2007

Ernst & Young U.S. LLP	Not Rated	212,445	16.61	$33.95	7,212,887	17.38	4/30/2007

Paul, Hastings, Janofsky & Walker LLP	Not Rated	115,308	9.01	$27.34	3,152,499	7.60	10/31/2012

Totals		1,063,345	83.13%		$34,905,516	84.11%

(1)	The shadow ratings of the Bank of America Plaza Loan reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

(2)	Lease expiration date obtained from a borrower certified rent roll dated 5/13/2002.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$41,410,725	$39,948,061	$41,607,220

Total Expenses	$11,582,980	$10,712,578	$11,384,092

Net Operating Income (NOI)	$29,827,745	$29,235,483	$30,223,128

Cash Flow (CF)	$28,319,288	$29,235,483	$30,223,128

DSCR on NOI	2.35x	2.31x	2.38x

DSCR on CF	2.23x	2.31x	2.38x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of
	Leases	Expiring	% Total	Cumulative
Year of Expiration	Expiring	SF	SF	Total SF

2002	2	4,949	0.4%	4,949

2003	2	4,901	0.4	9,850

2004	4	91,103	7.1	100,953

2005	1	2,631	0.2	103,584

2007	23	460,090	35.7	563,674

2008	1	22,877	1.8	586,551

2009	7	57,526	4.5	644,077

2012	32	625,867	48.6	1,269,944

2015	1	17,014	1.3	1,286,958

2018	1	643	0.0	1,287,601

Total	74	1,287,601	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Cumulative
	% Total	TI/LC	Debt Service
Year of Expiration	SF	Escrow Balance (1)	Escrow Balance (1)

2002	0.4%	$708,630	$1,056,105

2003	0.8%	$1,558,626	$1,056,105

2004	7.8%	$2,408,622	$1,056,105

2005	8.0%	$3,258,618	$1,056,105

2007	43.8%	$4,958,610	$1,056,105

2008	45.6%	$5,808,606	$1,056,105

2009	50.0%	$6,658,602	$1,056,105

2012	98.6%	$8,571,093	$1,056,105

2015	100.0%	$—	$—

2018	100.0%	$—	$—

Total

(1)	Estimated year-end balance assuming no draws.

Summary of Significant Tenants

-	Bank of America Corp. (NYSE: BAC rated A+ by S&P and AA- by Fitch) is a financial holding company with assets of $638 billion (as of June 30, 2002) which provides a diversified range of banking and non-banking financial services and products in 21 states and the District of Columbia through 4,232 banking centers, 12,827 ATM’s and has a presence in 190 countries. The company operates in four business segments: Consumer and Commercial Banking, Asset Management, Global Corporate and Investment Banking and Equity Investments.

-	Troutman Sanders LLP is a major national and international law firm employing 500 attorneys with an expansive presence in the Southeast. Internationally, their growing practice is supported by offices in London and Hong Kong. Troutman Sanders is organized into 33 areas of legal expertise within five sections: Corporate, Finance, Litigation, Public Law and Real Estate.

-	Ernst & Young is a global provider in professional/accounting services and employs 84,000 people in 130 countries worldwide. Revenues for the fiscal year 2001 were $9.9 billion. The firm provides a broad array of services including audit, tax, corporate finance, transactions, online security, enterprise risk management, the valuation of intangibles, and other critical business-performance issues.

-	Paul, Hastings, Janofsky & Walker LLP is a law firm with offices in Atlanta, Los Angeles, Orange County, San Francisco, Stamford, New York City, Washington, D.C., Hong Kong, London, Beijing, and Tokyo. The firm is broken into five groups including Corporate, Employment, Litigation, Real Estate, and Tax Law.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Information

-	Bank of America Plaza, named the 1999 and 2000 “International Office Building of the Year” by the Building Owners and Managers Association, is a 1,279,152 square foot, 55-story Class A office tower with a five-level underground parking deck located in the Midtown submarket of Atlanta, Georgia.

-	The Bank of America Plaza Mortgaged Property is 100% leased to nationally recognized tenants such as Bank of America, N.A., Troutman Sanders LLP, Ernst & Young U.S. LLP, Hunton & Williams and Paul, Hastings, Janofsky & Walker LLP. Bank of America (rated A+ by S&P and AA- by Fitch) contributes 40.7% of the rental income generated by the property.

-	The Mortgage Loan documents provide that upon the non-renewal by either Troutman Sanders LLP or Bank of America, N.A., all excess cash flow will be held in reserve until, in the case of Troutman Sanders LLP, $5,100,000, and in the case of Bank of America, N.A., $12,200,000 has been collected for use to offset potential tenant improvements and lease commissions associated with re-leasing the space.

-	Building amenities include a full service retail banking facility; the Gallery Café with a seating capacity of 375; a 4,000 sf conference facility with deluxe meeting space consisting of 365 theater style seats, a state-of-the-art audio visual equipment and full service catering; a 17,000 sf health club; a hair salon; a quarterly revolving art exhibition program in the lobby, an automobile detailing service; and an executive dining room for tenants and their customers.

-	The Bank of America Plaza Borrower, at its sole cost and expense, is required to keep the Bank of America Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Bank of America Plaza Borrower is also required to maintain a comprehensive all risk insurance policy of at least $150 million without an exclusion for terrorist acts for the entire term of the loan.

-	If either (i) the Master Servicer, in its sole discretion, accepts a full or partial voluntary prepayment during the Bank of America Plaza lockout period or (ii) there is an involuntary prepayment during the Bank of America Plaza lockout period, in connection with the acceleration of the outstanding principal balance of the promissory note or otherwise, the Bank of America Plaza Borrower under the loan shall be required to pay, in addition to the amount of the loan being prepaid, a prepayment premium in accordance with the terms of the loan agreement.

-	The Bank of America Plaza Borrower is owned 50% by Cousins Properties Incorporated, a Georgia corporation which owns a 1% general partner and a 49% limited partner interest in the borrower. The remaining 50% interest is held by two subsidiaries of Bank of America Holdings Corp., C & S Premises-SPE, Inc. and C & S Premises Inc. which own a 1% general partner interest and a 49% limited partner interest, respectively, in the borrower.

-	The Bank of America Plaza Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	CSC Associates, L.P., the Bank of America Plaza Borrower and owner of the property, is a Georgia limited partnership and single purpose entity with a non-consolidation opinion and two independent directors with a managing member of similar structure.

-	Cousins Properties Incorporated, the property manager and affiliate of the borrower, is an Atlanta-based, fully integrated equity REIT, which has traded on the NYSE under CUZ since 1962. Currently, Cousins has a portfolio of 13.3 million sf of office space, 3.1 million sf of retail space, 900,000 sf of medical office space and 300 acres of land for future development mainly focused in the southeastern United States and California.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

CRABTREE VALLEY MALL

Whole Loan Balance*	$160,000,000

Subordinate Component Balance*	$20,000,000

Senior Component Balance*	$140,000,000

Cut-off Date LTV	50.5%

Maturity Date LTV	47.9%

Underwriting DSCR**	1.91x
* As of the Cut-off Date.
** DSCR figures based on net cash flow unless otherwise noted.

		S&P/Fitch
	Size	Shadow Ratings(1)

Senior Component	$140,000,000	AAA/AAA

Whole Loan Information

Original Principal Balance:	$160,000,000

First Payment Date:	May 1, 2002

Term/Amortization:	120/360 months

Interest Only Term:	60 months

Maturity Date:	April 1, 2012

Expected Maturity Balance:	$151,359,441

Borrowing Entity:	CVM Holdings, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Debt Service Reserve	$2,082,432
Tax Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Replacement Reserve	$16,338

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Regional Mall

Location:	Raleigh, NC

Year Built/Renovated:	1972/1997

Net Rentable Square Feet:	998,486

Cut-off Balance per SF:	$160

2001 In-line Sales per SF(2):	$469

2001 Occupancy Costs(2):	9.23%

Occupancy as of 3/31/02:	98.8%

Ownership Interest:	Fee

Property Management:	Plaza Associates, Inc.

U/W Net Cash Flow:	$21,095,249

Appraised Value:	$277,000,000

					Gross	% Gross		2001
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants†

Hudson-Belk Co.	Not Rated	236,184	23.65%	$16.80	$3,969,072	11.14%	7/31/2007	$286

Lord & Taylor	A/Not Rated	98,813	9.90	$18.40	1,818,653	5.10	1/31/2006	$185

Toys“R”Us	BBB/BBB-	47,913	4.80	$30.27	1,450,327	4.07	1/31/2009	$170

The Limited Stores	BBB+/Not Rated	35,054	3.51	$35.11	1,230,875	3.45	1/31/2006	$404

Totals		417,964	41.86%		$8,468,927	23.77%

(1)	The shadow ratings of the Senior Component reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

(2)	Average costs for in-line tenants reporting full year 2001 sales.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$30,320,270	$29,317,849	$28,200,208

Total Expenses	$8,303,447	$8,088,611	$8,135,052

Net Operating Income (NOI)	$22,016,823	$21,229,238	$20,065,156

Cash Flow (CF)	$21,095,249	$21,229,238	$20,065,156

DSCR on NOI (Based on debt service for Senior Component only)	1.99x	1.92x	1.82x

DSCR on CF (Based on debt service for Senior Component only)	1.91x	1.92x	1.82x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total	Debt Service
Year of Expiration	Expiring	SF	SF	Total SF	SF	Escrow Balance(1)

Month to Month	2	2,542	0.3%	2,542	0.3%

2002	10	20,957	2.1%	23,499	2.4%	$2,082,432

2003	10	20,835	2.1%	44,334	4.4%	$2,082,432

2004	14	54,008	5.4%	98,342	9.9%	$2,082,432

2005	52	114,144	11.4%	212,486	21.3%	$2,082,432

2006	24	176,693	17.7%	389,179	39.0%	$2,082,432

2007	20	304,624	30.5%	693,803	69.5%	$2,082,432

2008	26	69,178	6.9%	762,981	76.5%	$2,082,432

2009	12	106,809	10.7%	869,790	87.2%	$2,082,432

2010	16	49,474	5.0%	919,264	92.1%	$2,082,432

2011	11	53,574	5.4%	972,838	97.5%	$2,082,432

2012	6	14,776	1.5%	987,614	99.0%	$2,082,432

Vacant		10,028	1.0%	997,642	100.0%

Total	203	997,642	100.0%

(1)	Estimated year-end balance assuming no draws.

Summary of Significant Tenants

-	Hudson-Belk Department Store, founded in 1891, is the nations largest privately owned department store organization. There are currently 207 Belk stores in 13 states occupying a total of 16,627,000 square feet with an average store size of 80,324 square feet. The corporation leases space for 147 stores and owns space for 60 stores.

-	Lord & Taylor is part of the May Department Stores Company (NYSE: May, rated A by S&P). May operates regional department store companies nationwide with a total of 436 department stores and 156 David’s Bridal stores in 44 states and the District of Columbia. The stores include: Lord & Taylor, Hecht’s, Foley’s, Robinson’s-May, Filenes, Kaufmanns, Famous-Barr, L.S. Ayres, and Meier & Frank.

-	Toys “R” Us, Inc.(NYSE:TOY rated BBB by S&P and BBB- by Fitch) is a retailer of toys, children’s apparel, baby products and educational products. As of February 2002, the company operates 1,599 retail stores consisting of 1,092 domestic locations including 701 Toys “R” Us stores, 184 Kids “R” Us, 165 Babies “R” Us stores and 42 Imaginarium stores.

-	The Limited, part of Limited Brands, Inc.(NYSE: LTD rated BBB+ by S&P), is a retailer of women’s and men’s apparel, women’s intimate apparel and personal care products through its specialty retail stores and direct response (catalog and e-commerce) businesses. Limited Brands, Inc. consists of Express, Lerner New York, The Limited Stores, Express Men’s, Victoria’s Secret, and Bath & Body Works (including White Barn Candle Company).

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Information

-	Crabtree Valley Mall is a 1,341,829 square foot regional mall located five miles northwest of downtown Raleigh, North Carolina and just east of US Highway 70 (Glenwood Avenue) and Interstate 440. The Mortgaged Property contains four anchors including Hudson-Belk Co., Sears, Lord & Taylor and Hecht’s, as well as 201 mall tenants.

-	The Crabtree Valley Mall contains 674,940 square feet of anchor space and 663,489 square feet of mall shop space. The collateral for the loan consists of all the mall shop space and both the Hudson-Belk Co. and the Lord & Taylor stores (334,997 sf) for a total net rentable area of 998,486 square feet.

-	Currently, Crabtree Valley Mall has an in-line occupancy rate of 98.8%. Mall store tenants (tenants < 10,000 sf) reported sales of $469 psf with an average occupancy cost of 9.23% for full year 2001.

-	The Crabtree Valley Mall Borrower, at its sole cost and expense, is required to keep the Crabtree Valley Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

-	The Crabtree Valley Mall Borrower is wholly owned by CVM Associates Limited Partnership which in turn is owned by (1) Crabtree Investment Company, Inc., a 49.4505% general partner, (2) Chandon Investment Company, Inc., a 40.4595% general partner, (3) Samuel M. Longiotti, a 9.8900% limited partner, (4) Ridge-CVM LLC, a 0.1000% general partner owned by SML and (5) Checker Investment Company, Inc., a 0.1000% general partner owned by Chandon, Crabtree, SML and Ridge. CVM Finance Corporation, a bankruptcy remote special purpose entity with two independent directors, will act as the non-member manager of Crabtree Valley Mall Borrower. Chandon Investment Company, Inc., Checker Investment Company, Inc. and Crabtree Investment Company, Inc. are affiliated entities and are controlled by the investment authority of a friendly Middle Eastern government that is not on the U.S. Treasury Department’s Office of Foreign Assets control list of prohibited persons.

-	The Crabtree Valley Mall Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Crabtree Valley Mall Borrower, CVM Holdings, LLC, is a single purpose, bankruptcy remote entity with a non-consolidation opinion and two independent directors.

-	Plaza Associates, Inc., an affiliate of Crabtree Valley Mall Borrower which manages over 2.8 million square feet nationally, has been managing and leasing the property since its opening.

-	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the Crabtree Valley Mall Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Crabtree Valley Mall Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Crabtree Valley Mall Loan. In addition, such holder may (but is not obligated to) purchase the Crabtree Valley Mall Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the special servicer (or the master servicer or trustee if the special servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the special servicer has not determined its fair value.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

THE CENTRE AT PRESTON RIDGE

Cut-off Date Balance	$70,000,000

% of Initial Pool Balance	4.1%

Cut-off Date LTV	61.9%

Maturity Date LTV	55.8%

Underwriting DSCR*	1.73x

Mortgage Rate	6.635%
* DSCR figures based on net cash flow unless otherwise noted.

		S&P/Fitch
	Size	Shadow Ratings(1)

Cut-off Date Balance	$70,000,000	BBB-/BBB-

Loan Information

Original Principal Balance:	$70,000,000

First Payment Date:	January 1, 2002

Term/Amortization:	120/360 months

Interest Only Term:	24 months

Maturity Date:	December 1, 2011

Expected Maturity Balance:	$63,006,706

Borrowing Entity:	BPR Shopping Center, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 months Open: 3 months

Up-Front Reserves:
Tax Reserve	Yes
Other Reserve	$2,794,855

Ongoing Monthly Reserves:
Tax Reserve	Yes

Lockbox:	In-Place

Property Information

Property Type:	Retail

Property Sub-Type:	Power Center

Location:	Frisco, TX

Year Built/Renovated:	2000/N/A

Net Rentable Square Feet:	728,962

Cut-off Balance per SF:	$96

Occupancy as of 4/17/02:	91.2%

Ownership Interest:	Fee

Property Management:	New Plan Excel Realty Trust, Inc.

U/W Net Cash Flow:	$9,323,253

Appraised Value:	$113,000,000

					Gross	% Gross		2001
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants†

Best Buy	BBB-/Not Rated	46,078	6.32%	$18.60	$857,051	5.51%	1/31/2016	$691

MJ Designs	Not Rated	40,000	5.49	$14.10	564,000	3.62	1/31/2011	$73

Stein Mart	Not Rated	37,543	5.15	$7.67	287,955	1.85	11/30/2015	$104

Linens ’N Things	Not Rated	37,500	5.14	$16.50	618,750	3.98	1/31/2016	$123

Totals		161,121	22.10%		$2,327,756	14.96%

(1)	The shadow ratings reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$13,826,377	$11,031,777	$15,060,696

Total Expenses	$3,958,291	$1,757,632	$3,738,312

Net Operating Income (NOI)	$9,868,086	$9,274,145	$11,322,384

Cash Flow (CF)	$9,323,253	$9,274,145	$11,322,384

DSCR on NOI	1.83x	1.72x	2.10x

DSCR on CF	1.73x	1.72x	2.10x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total
Year of Expiration	Expiring	SF	SF	Total SF	SF

2004	1	2,500	0.3%	2,500	0.3%

2005	27	101,652	13.8	104,152	14.2%

2006	22	68,412	9.3	172,564	23.5%

2008	2	10,771	1.5	183,335	25.0%

2010	11	67,320	9.2	250,655	34.1%

2011	14	151,318	20.6	401,973	54.7%

2012	2	27,000	3.7	428,973	58.4%

2013	1	5,000	0.7	433,973	59.1%

2015	3	86,485	11.8	520,458	70.9%

2016	6	119,393	16.3	639,851	87.1%

2020	2	13,866	1.9	653,717	89.0%

Vacant		80,733	11.0	734,450	100.0%

Total	91	734,450	100.0%

Summary of Significant Tenants

-	Best Buy, part of Best Buy Company, Inc. (NYSE: BBY rated BBB- by S&P) is a specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The company operates retail stores and commercial websites under the brand names Best Buy, Media Play, On Cue, Sam Goody, Suncoast, Magnolia Hi-Fi, and Future Shop.

-	MJ Designs, a retailer of craft, art, hobby and home products, operates 10 stores in the Dallas/Fort Worth area and has a corporate office in Irving, Texas. Craft and hobby classes are held “in-store” throughout the year at varying store locations.

-	Stein Mart operates retail stores that offer fashionable, current-season, primarily branded merchandise, including moderate to designer brand name apparel for women, men and children, as well as accessories, gifts, linens, shoes and fragrances. The company operates 253 stores located in 29 states, located primarily in neighborhood shopping centers in metropolitan areas.

-	Linens ’N Things, Inc. (NYSE: LIN) is a national large-format retailer of home textiles, housewares and home accessories, operating 343 stores in 43 states and four Canadian provinces. The company’s current store prototype is approximately 35,000 gross square feet in size and is located in power strip centers, malls and as stand-alone stores.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Information

-	The Centre at Preston Ridge is a multi-tenant retail power center located in Frisco, Texas in the Dallas/Fort Worth Metropolitan Area. Frisco is 20 miles north of downtown Dallas located in the Far North Dallas Business District.

-	The center consists of 22 single story, buildings with net rentable square feet of 728,962 and is situated on 84.11 acres with 7,081 parking spaces. There are 91 tenant spaces (including 6 pads totaling 34,828 sf), 18 of which are anchor tenants that occupy 413,006 sf (56.7%). Credit rated anchor tenants include Best Buy (NYSE: BBY, rated BBB- by S&P), Marshall’s and T.J. Maxx stores/ TJX Companies (NYSE: TJX, rated A- by S&P), Old Navy/GAP, Inc. (NYSE: GPS, S&P rated BB+ and Fitch rated BB-), Staples (Nasdaq: SPLS, S&P rated BBB- and Fitch rated BBB+) and Pier 1 Imports (NYSE: PIR, S&P rated BBB-). The subject is adjacent to a super regional mall (Stonebrier Centre) and is shadow anchored by a Super Target Store and is part of the 719-acre Frisco Bridges master planned development.

-	For year-end 2001, Best Buy reported sales psf of $691 resulting in occupancy costs of 2.69%; MJ Designs reported sales psf of $73 resulting in occupancy costs of 19.29%; Stein Mart reported sales psf of $104 resulting in occupancy costs of 7.41%; and Linens ’N Things reported sales psf of $123 resulting in occupancy costs of 13.46%.

-	The Preston Ridge Borrower, at its sole cost and expense, is required to keep the Preston Ridge Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Preston Ridge Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	Equity ownership in the Preston Ridge Borrower is held by BPR SPE Corp. (1%), Prairie Ridge II Ltd. (49%), and ERT Development Corp. (50%). George Allen and Milton Schaeffer, Borrower Principals, own 50% of BPR SPE Corp. each, and 79.2% (combined) of Prairie Ridge II Ltd. New Plan Excel Realty Trust, Inc., Borrower Principal, has 100% ownership in ERT Development Corp.

-	The Preston Ridge Borrower may obtain mezzanine financing subject to the certain conditions set forth in the loan documents.

-	BPR Shopping Center, LP, the borrower, is a two-tiered, bankruptcy remote, single purpose entity with two independent directors and a non-consolidation opinion.

-	New Plan Excel Realty Trust, Inc., the property manager, is a self-administered and self-managed real estate management trust which focuses on the ownership, management, acquisition and redevelopment of community and neighborhood shopping centers. The REIT has a national portfolio of 281 properties located across 31 states.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

TWO JAMES CENTER

Cut-off Date Balance	$38,397,967

% of Initial Pool Balance	2.2%

Cut-off Date LTV	73.8%

Maturity Date LTV	64.7%

Underwriting DSCR*	1.29x

Mortgage Rate	7.390%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$38,500,000

First Payment Date:	May 1, 2002

Term/Amortization:	126/360 months

Maturity Date:	October 1, 2012

Expected Maturity Balance:	$33,657,056

Borrowing Entity:	Two James Center Associates, Limited Partnership

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 124 months Open: 2 months

Up-Front Reserves:
TI/LC Reserve	$689,248
Debt Service Escrow	$266,304
Tax Escrow	Yes

Ongoing Monthly Reserves:
Tax and Insurance Reserve	Yes
Replacement Reserve	$6,414
TI/LC Reserve	$25,000

Lockbox:	Springing

Property Information

Property Type:	Office

Property Sub-Type:	Central Business Dist./Class A

Location:	Richmond, VA

Year Built/Renovated:	1987/2001

Net Rentable Square Feet:	334,625

Cut-off Balance per SF:	$115

Occupancy as of 3/1/02:	95.1%

Ownership Interest:	Fee

Property Management:	Trammell Crow Company

U/W Net Cash Flow:	$4,110,970

Appraised Value:	$52,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Wachovia Bank	A/A+	130,674	39.05%	$23.15	$3,025,103	38.64%	6/14/2012

Williams Mullen	Not Rated	97,126	29.03	$23.50	2,282,461	29.15	6/30/2010

KPMG	Not Rated	30,193	9.02	$24.64	744,083	9.50	12/31/2011 (1)

Chesapeake Corporation	BB/Not Rated	21,488	6.42	$22.14	475,744	6.08	9/30/2005

Totals		279,481	83.52%		$6,527,391	83.37%

(1)	3,541 square feet expires 9/20/2002 and 26,652 square feet expires 12/31/2011.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Full Year
		Full Year	Most Recent
	Underwritten	(12/31/00)	(12/31/01)

Effective Gross Income	$7,603,459	$8,540,931	$7,954,501

Total Expenses	$2,964,407	$2,999,021	$2,834,272

Net Operating Income (NOI)	$4,639,052	$5,541,910	$5,120,229

Cash Flow (CF)	$4,110,970	$3,741,875	$2,566,474

DSCR on NOI	1.45x	1.73x	1.60x

DSCR on CF	1.29x	1.17x	0.80x

Additional Information

-	Two James Center is a 21-story, Class A office building with 334,625 net rentable square feet located in the Central Business District of Richmond, Virginia. It is part of the James Center complex, located in the financial district, that covers 2 city blocks and consists of 3 office towers, plaza areas, parking decks and the 365-room Omni Hotel. The property shares a common atrium with the Omni Hotel and the Three James Center office tower and connects to the One James Center tower via an overstreet walkway.

-	Approximately 57% of the subject’s square footage occupied by publicly traded companies. Approximately 50% of the square footage is occupied by investment-grade tenants including the major tenant, Wachovia Bank (rated A by S&P and A+ by Fitch) which occupies 130,674 sf, UBS Paine Webber (rated AAA by Fitch) occupies 14,329 sf, Legg Mason (rated BBB by S&P) occupies 14,052 sf and R.R. Donnelley & Sons Co. occupies 7,885 sf.

-	As of March 1, 2002 the occupancy rate for Two James Center was 95.1%. Major tenants such as, Wachovia Bank and Williams Mullen, have occupied space at subject property since its development in 1987. Eighty percent of the subject’s tenancy have recently renewed their leases in 2000-1 for terms of 8-12 years. Wachovia Bank renewed in 2000 for 12 years and Williams Mullen renewed in 2000 for 10 years.

-	Both the borrower and tenants have recently invested in improvements. In 2001, 18 of the 21 floors were completely modernized at a total cost of $7 million with over $3.5 million in landlord contributions and $3.2 million in tenant contributions to their own spaces.

-	The Two James Center Borrower, at its sole cost and expense, is required to keep the Two James Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Two James Center Borrower shall use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain insurance against damage resulting from acts of terrorism, or an insurance policy without a terrorism exclusion, on terms consistent with the commercial property insurance policy required in the loan agreement.

-	The Borrower, and title-holder of the subject property, is Two James Center Associates, Limited Partnership, a bankruptcy-remote, single purpose entity with an independent director. The Borrower Principal is Faison Capital Development LLC (“FCD”). A certified FCD financial statement, dated December 31, 2001, indicates real estate assets of $71.4 million, liquidity of $826,000 and net worth of $51.0 million. Faison Enterprises Inc., the parent company of FCD, reported on 12/31/00, assets of $229 million, net worth of $23 million and net income was $5.2 million.

-	Faison Enterprises, Inc. is a Charlotte, North Carolina based real estate holding company with 38 years of experience acquiring, developing and managing commercial property in the Southeastern and Southwestern United States. Henry Faison is Chairman of the Board of Faison Enterprises, Inc. and EVP for Mall Services for Trammell Crow. He has been active in commercial real estate activities since 1963. Faison Enterprises, Inc. has asset management responsibility for 14.4 million square feet of commercial property valued at $1.3 billion.

-	With proper notification and in the absence of an event of default, a “Seller Financing Loan Option” to incur unsecured financing is permitted. The partner loan shall be completely unsecured, guaranteed by Faison Enterprises and Henry J. Faison personally, shall bear interest at 7.5% per annum for the first 4 years and 9.5% for the last year, and matures in 5 years.

-	Trammell Crow Company is manager of the subject by agreement with Faison & Associates, LLC. Trammell Crow is one of the largest diversified commercial real estate services companies. The company’s current portfolio comprises 656 million square feet of managed and/or leased space.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

BELL TOWNE CENTRE

Cut-off Date Balance	$36,061,778

% of Initial Pool Balance	2.1%

Cut-off Date LTV	75.1%

Maturity Date LTV	66.6%

Underwriting DSCR*	1.30x

Mortgage Rate	7.100%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$36,500,000

First Payment Date:	May 1, 2001

Term/Amortization:	120/360 months

Maturity Date:	April 1, 2011

Expected Maturity Balance:	$31,965,386

Borrowing Entity:	Bell Towne Centre Associates, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 114 months Open: 6 months

Up-Front Reserves:
Tax Reserve	Yes
Immediate Repair Reserve	$24,563
Environmental Reserve	$100,000

Ongoing Monthly Reserves:
Tax Reserve	Yes
Replacement Reserve	$7,448

Lockbox:	Springing

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Phoenix, AZ

Year Built/Renovated:	1987/N/A

Net Rentable Square Feet:	417,646

Cut-off Balance per SF:	$86

2001 Sales per SF:	$272

2001 Occupancy Costs:	9.40%

Occupancy as of 5/13/02:	88.9%

Ownership Interest:	Fee

Property Management:	Nexus Development Corporation

U/W Net Cash Flow:	$3,837,307

Appraised Value:	$48,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Target(1)	A+/A	105,350	25.22%	$5.97	$628,435	10.50%	1/31/2007

Food 4 Less	Not Rated	51,765	12.39	$9.53	493,579	8.25	1/31/2009

LA Fitness	Not Rated	35,000	8.38	$17.29	604,975	10.11	2/28/2017

Tutor Time	Not Rated	13,340	3.19	$18.23	243,152	4.06	5/31/2018

Totals		205,455	49.19%		$1,970,141	32.92%

(1)	Target is a ground lease, 105,350 square feet is the size of the Target store.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$5,701,833	$5,910,474	$5,408,232

Total Expenses	$1,606,907	$1,663,898	$965,668

Net Operating Income (NOI)	$4,094,926	$4,246,576	$4,442,564

Cash Flow (CF)	$3,837,307	$4,122,647	$4,442,184

DSCR on NOI	1.39x	1.44x	1.51x

DSCR on CF	1.30x	1.40x	1.51x

Additional Information

-	Bell Towne Centre is an anchored retail center consisting of 24 one-story buildings with a total of 417,646 net rentable square feet located in Phoenix, Arizona. The subject is located in north Phoenix 10 miles northwest of the central business district in an established, primarily residential, suburban neighborhood in the “North Bell Road Submarket”.

-	While situated on a total of 49.12 acres, the property is divided into two sections by 3rd Street. Bell Towne Centre, the portion on the east side of 3rd Street consists of 255,273 square feet and Bell Towne Plaza, the section on the west side, has 162,373 square feet. The center has a total of 60 tenant spaces and 4 ground leases and is anchored by Target (NYSE:TGT, S&P rating A+) with a 105,350 sf store (ground lease), Food 4 Less with 51,765 sf, LA Fitness (35,000 sf) and Pier 1 Imports (S&P rating BBB-) with 9,020 sf. Other major and/or nationally known tenants include Tutor Time (13,340 sf), Kinko’s Copies (6,845 sf), Famous Footwear (4,148 sf) and Blockbuster Video (5,749 sf).

-	Bell Towne Centre reported sales of $278 psf with occupancy costs of 11.86% and sales of $272 psf with occupancy costs of 9.40% for full year 2000 and 2001, respectively.

-	The Bell Towne Centre Borrower, at its sole cost and expense, is required to keep the Bell Towne Centre Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Bell Towne Centre Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	The Borrower, and title-holder of the Bell Towne Centre Mortgaged Property, is Bell Towne Centre Associates, LLC. The members of the LLC are Curtis Olson, who holds a 99% interest in the LLC and is also the sole manager of the property, and Bell Towne Centre, Inc., a California corporation that holds a 1% interest in the LLC.

-	The Bell Towne Centre Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	Bell Towne Centre Associates, LLC, the Bell Towne Centre Borrower, is a California limited liability company, which is a special purpose, bankruptcy remote entity with a non-consolidation opinion and an independent director.

-	Nexus Development Corporation (NDC), owned 100% by the Borrower Principal, has managed the Bell Towne Centre Mortgaged Property since 1991. Currently, NDC is involved in commercial real estate projects totaling more than $130 million and manages 2,762,000 sf of office, retail, industrial and mini-storage properties. NDC has completed approximately 1.3 million square feet of office/R&D facility development.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

SANTA FE POINTE APARTMENTS

Cut-off Date Cross-collateralized Balance*	$27,842,048

Cut-off Date Balance	$15,618,590

% of Initial Pool Balance	0.9%

Cut-off Date LTV	78.5%

Maturity Date LTV	68.8%

Underwriting DSCR**	1.33x

Mortgage Rate	7.010%
* Cross-collateralized with Reflections of Tampa Apartments.
** DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$15,651,100

First Payment Date:	June 1, 2002

Term/Amortization:	120/360 months

Maturity Date:	May 1, 2012

Expected Maturity Balance:	$13,682,155

Borrowing Entity:	Santa Fe Pointe LTD.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Environmental Reserve	$89,600

Ongoing Monthly Reserves:
Tax and Insurance Reserve	Yes
Replacement Reserve(1)	$6,300

Lockbox:	No

Property Information

Property Type:	Multifamily

Property Sub-Type:	Student

Location:	Gainesville, FL

Year Built/Renovated:	2000/N/A

Units:	168

Cut-off Balance per Unit:	$92,968

Occupancy as of 3/1/02:	94.5%

Ownership Interest:	Fee

Property Management:	Davis Property Management, Inc.

U/W Net Cash Flow:	$1,669,385

Appraised Value:	$19,900,000

4 Bedroom

Number of Units	168

Average Rent	$1,520

Average Unit Size (SF)	1,387

(1)	The Replacement Reserve is $450 per unit per year.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

		Annualized
		Most Recent
	Underwritten	(6/30/02)

Effective Gross Income	$3,047,811	$2,856,274

Total Expenses	$1,302,826	$1,196,119

Net Operating Income (NOI)	$1,744,985	$1,660,155

Cash Flow (CF)	$1,669,385	$1,590,155

DSCR on NOI	1.40x	1.33x

DSCR on CF	1.33x	1.27x

Additional Information

-	The Santa Fe Pointe Apartments is a 168-unit (672-bedroom), student housing facility consisting of 18 three-story apartment buildings totaling 233,016 net rentable square feet plus an office/community building located in Gainesville, Florida. The complex is located directly across from Santa Fe Community College, five miles from the University of Florida and seven miles from downtown Gainsville. It is the only student-oriented complex near Santa Fe Community College that rents by the bedroom.

-	The buildings, situated on 26.93 acres of land with 1,273 parking spaces, are of wood frame construction with foundations of poured reinforced concrete slab on grade. The exterior walls are brick and masonite and roofs are pitched and covered with asphalt shingles.

-	All units are fully furnished with living, dining & bedroom furniture, microwave, dishwasher, refrigerator, stove, washer/dryer, ceiling fans & mini-blinds, high-speed internet access and cable TV in bedrooms, balcony/patio and a monitored alarm system.

-	Common area amenities include a swimming pool, lighted basketball and tennis court, volleyball court, clubhouse/office with game room, kitchen area, computer center, exercise room and picnic tables with barbecue grills.

-	The Santa Fe Pointe Apartments leases are required to have parental guarantees for those tenants/students that cannot qualify on their own. Tenants must have a verified salary of three times the room rental, plus good credit history to be able to qualify for the apartment without a parental or other guarantor. In addition, there is no month to month lease offered at the subject property or in the student housing submarket. Twelve month leases are required, off-setting the normal seasonality associated with student properties.

-	The Santa Fe Pointe Apartments Borrower, at its sole cost and expense, is required to keep the Santa Fe Pointe Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Santa Fe Pointe Apartments Borrower is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain insurance coverage against losses resulting from acts of terrorism.

-	Equity ownership in the Borrower is held by the General Partners Davis Heritage Ltd. (98.5%) and Santa Fe Pointe by Gainesville, Inc. (0.5%) and Limited Partner Davis Family Dynasty Trust (1.0%). Equity ownership in Davis Heritage Ltd. is held by General Partner EarthArt Incorporated (1.0%) and Limited Partners Stefan M. Davis (33.0%), Trevor B. Davis (33.0%) and Damon C. Davis (33.0%).

-	The Santa Fe Pointe Apartments Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	Santa Fe Pointe LTD., the Santa Fe Point Apartments Borrower, is a special purpose entity with a non-consolidation opinion.

-	The property manager, Davis Property Management, Inc., was established in 1975 by Norita Davis and currently has approximately 6,100 apartment units throughout the southeast.

-	The Santa Fe Pointe Apartments Loan is cross-collateralized and cross-defaulted as per the Mortgage, Assignment of Leases and Rents and Security Agreement with the multifamily property known as Reflections of Tampa Apartments, located in Tampa, Florida.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

REFLECTIONS OF TAMPA APARTMENTS

Cut-off Date Cross-collateralized Balance*	$27,842,048

Cut-off Date Balance	$12,223,457

% of Initial Pool Balance	0.7%

Cut-off Date LTV	78.4%

Maturity Date LTV	68.6%

Underwriting DSCR**	1.30x

Mortgage Rate	7.010%
* Cross-collateralized with Santa Fe Pointe Apartments.
** DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$12,248,900

First Payment Date:	June 1, 2002

Term/Amortization:	120/360 months

Maturity Date:	May 1, 2012

Expected Maturity Balance:	$10,707,959

Borrowing Entity:	Reflections of Tampa, Ltd.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Tax and Insurance Reserve	Yes

Ongoing Monthly Reserves:
Tax and Insurance Reserve	Yes
Replacement Reserve(1)	$5,488

Lockbox:	No

Property Information

Property Type:	Multifamily

Property Sub-Type:	Student

Location:	Tampa, FL

Year Built/Renovated:	2000/N/A

Units:	168

Cut-off Balance per Unit:	$72,759

Occupancy as of 3/1/02:	87.4%

Ownership Interest:	Fee

Property Management:	Davis Property Management, Inc.

U/W Net Cash Flow:	$1,272,564

Appraised Value:	$15,600,000

	3 Bedroom	4 Bedroom

Number of Units	84	84

Average Rent	$1,230	$1,560

Average Unit Size (SF)	1,114	1,387

(1)	The Replacement Reserve is $392 per unit per year.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

		Annualized
		Most Recent
	Underwritten	(6/30/02)

Effective Gross Income	$2,487,634	$2,445,599

Total Expenses	$1,149,214	$1,161,621

Net Operating Income (NOI)	$1,338,420	$1,283,978

Cash Flow (CF)	$1,272,564	$1,262,026

DSCR on NOI	1.37x	1.31x

DSCR on CF	1.30x	1.29x

Additional Information

-	The Reflections of Tampa Apartments is a 168-unit (588 bedroom) student housing facility consisting of 7 three-story apartment buildings with a total of 210,084 net rentable square feet with an additional building housing the leasing office, clubhouse and fitness center. Located in Tampa, Florida, the mortgaged property is within one mile of the University of South Florida campus.

-	Situated on 15.8 acres of land, the foundations consist of reinforced concrete footers and the superstructures consist of wood framing. The exterior walls are a combination of brick veneer and cement fiber siding and the roof structure is pre-engineered wood truss with Oriented Strand Board overlaid by shingles.

-	All units are fully furnished with living, dining & bedroom furniture, microwave, dishwasher, refrigerator, stove, washer/dryer, ceiling fans & mini-blinds, high-speed internet access and cable TV in bedrooms, balcony/patio and a monitored alarm system.

-	Common area amenities include a clubhouse & game room, computer center, fitness center, outdoor swimming pool, sand volleyball court, basketball court, car wash, and parking for 636 vehicles.

-	The Reflections of Tampa Apartments leases are required to have parental guarantees for those tenants/students that cannot qualify on their own. Tenants must have a verified salary of three times the room rental, plus good credit history to be able to qualify for the apartment without a parental or other guarantor. In addition, there is no month to month lease offered at the subject property nor in the student housing submarket. Twelve month leases are required, off-setting the normal seasonality associated with student properties.

-	The Reflections of Tampa Apartments Borrower, at its sole cost and expense, is required to keep the Reflections of Tampa Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Reflections of Tampa Apartments Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	Equity ownership in the Borrower is held by the Limited Partner Davis Heritage Ltd.(99.0%) and General Partners EarthArt, Incorporated (0.5%) and Reflections of Tampa, Inc. (0.5%). Equity ownership in Davis Heritage Ltd. is held by General Partner EarthArt Incorporated (1.0%) and Limited Partners Stefan M., Trevor B. and Damon C. Davis (33.0% each).

-	The Reflections of Tampa Apartments Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Reflections of Tampa Apartments Borrower is Reflections of Tampa, Ltd., a special purpose entity.

-	The property manager, Davis Property Management, Inc., was established in 1975 by Norita Davis and currently has approximately 6,100 apartment units throughout the southeast.

-	The Reflections of Tampa Apartments Loan is cross-collateralized and cross-defaulted as per the Mortgage, Assignment of Leases and Rents and Security Agreement with the multifamily property known as Santa Fe Pointe Apartments, located in Gainesville, Florida.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

20555 VICTOR PARKWAY

Cut-off Date Balance	$27,219,127

% of Initial Pool Balance	1.6%

Cut-off Date LTV	73.8%

Maturity Date LTV	65.8%

Underwriting DSCR*	1.25x

Mortgage Rate	7.515%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$27,441,750

First Payment Date:	September 1, 2001

Term/Amortization:	120/360 months

Maturity Date:	August 1, 2011

Expected Maturity Balance:	$24,285,124

Borrowing Entity:	20555 Development Associates, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 114 months Open: 6 months

Up-Front Reserves:
Tax Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Replacement Reserve	$1,973
TI/LC Reserve	$4,400

Lockbox:	Hard

Property Information

Property Type:	Office

Property Sub-Type:	Suburban

Location:	Livonia, MI

Year Built/Renovated:	1999/N/A

Net Rentable Square Feet:	197,280

Cut-off Balance per SF:	$138

Occupancy as of 4/29/02:	92.9%

Ownership Interest:	Fee

Property Management:	Grubb & Ellis Management Services, Inc.

U/W Net Cash Flow:	$2,882,379

Appraised Value:	$36,900,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Quicken Loans(1)	Not Rated	113,443	57.50%	$24.13	$2,737,163	56.58%	12/31/2009

Ford Motor Company	BBB+/BBB+	51,906	26.31	$25.50	1,323,504	27.36	3/31/2006

Percepta, LLC	Not Rated	11,092	5.62	$25.50	282,825	5.85	3/31/2005

Grange Mutual Casualty Company	Not Rated	2,903	1.47	$25.50	74,021	1.53	3/31/2005

Totals		179,344	90.91%		$4,417,513	91.31%

(1)	Tenant name obtained from a borrower certified rent roll dated 4/29/2002.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(4/30/02)

Effective Gross Income	$4,550,033	$4,315,849	$4,836,651

Total Expenses	$1,427,359	$1,260,256	$1,590,504

Net Operating Income (NOI)	$3,122,674	$3,055,593	$3,246,147

Cash Flow (CF)	$2,882,379	$3,055,593	$3,246,147

DSCR on NOI	1.35x	1.33x	1.41x

DSCR on CF	1.25x	1.33x	1.41x

Additional Information

-	The subject is a 4-story multi-tenant, Class A office building with 197,280 net rentable square feet located in Livonia, Michigan. The subject is part of Victor Corporate Park, a 95-acre business park located in the I-275 corridor submarket along the western boundary of the Detroit Metropolitan Area.

-	The property is 92.9% leased. Quicken Loans, Inc. occupies 113,443 sf (57.50%). Ford Motor Corporation (NYSE: F, and rated BBB+ by S&P and BBB+ by Fitch) occupies 51,906 sf (26.31%) and Percepta, LLC, a joint venture between Ford Motor Company and TeleTech Holdings, Inc. occupies 11,092 sf (5.62%). Percepta is a provider of customer relations’ management services and solutions to the automotive industry.

-	Quicken Loans Inc. is a wholly owned subsidiary of Intuit, Inc. Intuit acquired Rock Financial Corporation in December 1999 and changed the name of the online home lending service to Quicken Loans Inc. Quicken provides mortgage financing to homeowners. Intuit is a publicly traded company whose 4/30/2002 (3Q2002) statements showed assets of $3.2 billion and net worth of $2.3 billion with $450 million in cash.

-	Percepta, LLC, a joint venture between Ford Motor Company and TeleTech Holdings, Inc., is a provider of customer relations management services and solutions to the automotive industry. The company operates around the globe from locations in Australia, Canada, Mexico and the United Kingdom.

-	The 20555 Victor Parkway Borrower, at its sole cost and expense, is required to keep the 20555 Victor Parkway Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The 20555 Victor Parkway Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	The borrower for the 20555 Victor Parkway Loan, 20555 Development Associates, L.L.C., is 100% owned by Victor Parkway Associates, L.L.C., a Delaware limited liability company. The sponsors of the borrower are Michael Kojaian and his son, C. Michael Kojaian. Kojaian Companies are reported to own commercial real estate totaling 25 million sf in 10 states.

-	The 20555 Victor Parkway Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The borrower, 20555 Development Associates, LLC, is a special purpose, bankruptcy remote entity with a non-consolidation opinion and an independent manager.

-	The management company, Grubb & Ellis Management Services, Inc. (NYSE: GBE), affiliated with Michael Kojaian, is a full service commercial real estate company that provides advisory services and property and facilities management to users and investors in the United States and worldwide. Grubb & Ellis has a total of 150 million sf under management with 18 million sf in the subject’s market. They also have an office in the subject’s building (990 sf) from which they manage various properties in the area.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

PEARSON EDUCATIONAL DISTRIBUTION CENTER

Cut-off Date Balance	$27,184,613

% of Initial Pool Balance	1.6%

Cut-off Date LTV	73.5%

Maturity Date LTV	63.4%

Underwriting DSCR*	1.25x

Mortgage Rate	7.450%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$27,290,000

First Payment Date:	April 1, 2002

Term/Amortization:	120/336 months

Maturity Date:	March 1, 2012

Expected Maturity Balance:	$23,473,235

Borrowing Entity:	Mount Zion Road, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Immediate Repair Reserve	$18,750
Pearson Lease Reserve	$4,906,000

Ongoing Monthly Reserves:
None

Lockbox:	Hard

Property Information

Property Type:	Industrial

Property Sub-Type:	Distribution Center

Location:	Lebanon, IN

Year Built/Renovated:	1997/2001

Net Rentable Square Feet:	1,088,913

Cut-off Balance per SF:	$25

Occupancy as of 4/30/02:	100%

Ownership Interest:	Fee

Property Management:	Duke Realty Services Limited Partnership

U/W Net Cash Flow:	$2,904,432

Appraised Value:	$37,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Tenant†

Pearson Education	Not Rated	1,091,435	100.00%	$4.29	$4,679,049	100.00%	10/31/2016

Total		1,091,435	100.00%		$4,679,049	100.00%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

		Annualized
		Most Recent
	Underwritten	(4/30/02)

Effective Gross Income	$4,445,096	$3,299,939

Total Expenses	$1,418,386	$210,293

Net Operating Income (NOI)	$3,026,710	$3,089,646

Cash Flow (CF)	$2,904,432	$3,089,646

DSCR on NOI	1.30x	1.33x

DSCR on CF	1.25x	1.33x

Additional Information

-	The subject is a single story, single tenant warehouse/distribution facility, containing 1,088,913 net rentable square feet situated on 38.9 acres of land located in the Lebanon Industrial Park, Lebanon, Indiana. The structure space is broken-up into general warehouse with 1,003,802 sf and 33 foot ceilings, office with 74,447 sf and 8.6 foot ceilings and distribution/warehouse, including mezzanine with 10,664 sf and 14.5 foot ceilings on the first floor and 13.6 foot ceilings on the second floor. The facility has 74 dock doors and four drive-in doors.

-	The building is leased 100% to Pearson Education, Inc., a wholly owned subsidiary of Pearson Plc (NYSE: PSO), under a 15 year lease that expires on 10/31/16. Pearson, the product of a 1998 merger of Simon & Schuster and Prentice-Hall, Inc. is an international media company with businesses in education, business information and consumer publishing. Pearson Plc is rated BBB+ by S&P.

-	The Pearson 15-year lease extends from 11/1/01 to 10/31/16. The lease escalates on 1/1/03 (4.83%), 11/1/06 (5.26%), 1/1/08 (5.00%), 11/1/11 (5.65%), and 1/1/13 (5.07%).

-	Borrower shall not be required to escrow for tax and insurance as long as a blanket insurance policy is provided pursuant to terms acceptable to Bank of America, N.A., no event of default exists and evidence is provided to lender on a going forward basis that tenant is paying all taxes directly to the applicable taxing authority and that they maintain a credit rating of BBB-. Upon failure of any of these conditions, Borrower shall immediately commence making deposits.

-	Replacement Reserves were waived due to the fact that the tenant is responsible for all maintenance of the property. In the event of a default, reserves of $2,268.87 will be collected.

-	The Pearson Educational Distribution Center Borrower, at its sole cost and expense, is required to keep the Pearson Educational Distribution Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Pearson Educational Distribution Center Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	The borrower principals are Sherwin Jarol and Bradley Associates Limited Partnership. Mr. Jarol currently has interest in 62 properties with a total value of $513.5 million. The other Borrower Principal is Bradley Associates Limited Partnership. A 12/31/01 partnership financial statement indicates liquid assets of $5.9 million, total assets $36.5 million and net worth/partners equity of $23.0 million.

-	The Pearson Educational Distribution Center Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Borrower, Mount Zion Road, LLC, a Delaware Limited Liability Company, is a special purpose, bankruptcy remote entity with a non-consolidated opinion and an independent manager.

-	The property is currently managed by Duke Realty Services LP, which is a wholly owned subsidiary of Duke Realty Corporation (NYSE: DRE), the largest publicly traded office and industrial real estate company in the United States. Effective September 1, 2002, the new property manager will be Bradley Associates, LP.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

FEIGA — HOLLY HALL APARTMENTS

Cut-off Date Balance	$26,473,000

% of Initial Pool Balance	1.5%

Cut-off Date LTV	78.3%

Maturity Date LTV	72.3%

Underwriting DSCR*	1.26x

Mortgage Rate	6.555%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$26,473,000

First Payment Date:	August 1, 2002

Term/Amortization:	84/348 months

Interest Only Term:	12 months

Maturity Date:	July 1, 2009

Expected Maturity Balance:	$24,446,735

Borrowing Entity:	Feiga/Holly Hall, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 82 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Renovation Escrow	$640,000

Ongoing Monthly Reserves:
Tax Reserve	Yes
Replacement Reserve(1)	$12,044

Lockbox:	No

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Houston, TX

Year Built/Renovated:	1971/2002

Units:	569

Cut-off Balance per Unit:	$46,525

Occupancy as of 4/24/02:	90.9%

Ownership Interest:	Fee

Property Management:	Anterra Management Corporation

U/W Net Cash Flow:	$2,571,228

Appraised Value:	$33,800,000

	1 Bedroom	2 Bedroom	3 Bedroom

Number of Units	337	192	40

Average Rent	$633	$869	$1,220

Average Unit Size (SF)	701	1,168	1,352

(1)	The Replacement Reserve is $254 per unit per year.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$4,851,969	$4,750,238	$4,829,673

Total Expenses	$2,138,491	$2,002,242	$1,973,538

Net Operating Income (NOI)	$2,713,478	$2,747,996	$2,856,135

Cash Flow (CF)	$2,571,228	$2,747,996	$2,856,135

DSCR on NOI	1.33x	1.35x	1.40x

DSCR on CF	1.26x	1.35x	1.40x

Additional Information

-	The Feiga-Holly Hall Apartments Loan is a 569-unit Class B garden style apartment complex consisting of 56 two and three-story buildings with a total of 514,558 net rentable square feet located in Houston, Harris County, Texas. The complex is located in the Bellaire/Southwest sub-market of Houston.

-	Situated on 18.6 acres with 870 parking spaces, the Feiga-Holly Hall Apartments Mortgaged Property has an ongoing complete exterior renovation at a cost of $1.28 million ($2,250/unit). The structures have concrete foundations and are wood frame construction with exteriors of vinyl siding that is currently being upgraded with first floor levels receiving stucco and second and third floor levels receiving new vinyl siding.

-	Unit amenities include frost-free refrigerators, dishwashers, garbage disposals, stacked washer/dryer, bedroom ceiling fans and intrusion alarms. Project amenities include limited access gate; heated swimming pool and oversized jacuzzi; and recreation center with weight training & workout equipment, aerobic exercise room, full locker room facilities and dry saunas.

-	Borrower established at closing a renovation escrow account with an initial deposit of $640,000 for performance and payment of renovation work, which is currently being performed.

-	Insurance reserves were waived as a blanket policy is being provided by the borrower. Lender reserves the right to reinstate should certain conditions result at some time in the future.

-	The Feiga-Holly Hall Apartments Borrower, at its sole cost and expense, is required to keep the Feiga-Holly Hall Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Feiga-Holly Hall Apartments Borrower is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain insurance coverage against losses resulting from acts of terrorism.

-	The Feiga-Holly Hall Apartments Borrower is owned by Feiga, Inc. as General Partner (1% interest), Bldg. Apt. Co. LLC as General Partner (1% interest), and Feiga Partners LP as Limited Partner (98% interest). Feiga, Inc. is owned by Maynard Koenigsberg and Craig Koenigsberg (50%/50% shareholders), while Feiga Partners LP is owned by two general partners, Feiga, Inc. (1%) and Bldg. Apt. Co. LLC (1%), and two limited partners, Kings Mountain LP (49%) and Partnership 97 LP (49%). Various members of the Koenigsberg and Goldman families hold interests in these partnerships.

-	The Feiga-Holly Hall Apartments Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Borrower is Feiga/Holly Hall L.P., a single asset, special purpose entity with a non-consolidation opinion and an independent director.

-	Anterra Management Corporation, the property manager, was formed in 1989 to provide multifamily real estate investment and management services. Based in Dallas, Texas, Anterra currently manages approximately 9,500 units in over 15 cities throughout Texas, Louisiana, and Utah.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

20255 VICTOR PARKWAY

Cut-off Date Balance	$25,441,911

% of Initial Pool Balance	1.5%

Cut-off Date LTV	74.4%

Maturity Date LTV	66.4%

Underwriting DSCR*	1.25x

Mortgage Rate	7.515%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$25,649,999

First Payment Date:	September 1, 2001

Term/Amortization:	120/360 months

Maturity Date:	August 1, 2011

Expected Maturity Balance:	$22,699,478

Borrowing Entity:	20255 Development Associates, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 114 months Open: 6 months

Up-Front Reserves:
Tax Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Replacement Reserve	$1,781
TI/LC Reserve	$3,500

Lockbox:	Hard

Property Information

Property Type:	Office

Property Sub-Type:	Suburban

Location:	Livonia, MI

Year Built/Renovated:	1999/N/A

Net Rentable Square Feet:	175,235

Cut-off Balance per SF:	$145

Occupancy as of 4/29/02:	90.6%

Ownership Interest:	Fee

Property Management:	Grubb & Ellis Management Services, Inc.

U/W Net Cash Flow:	$2,695,709

Appraised Value:	$34,200,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Market Strategies	Not Rated	45,916	26.20%	$25.01	$1,148,277	25.70%	7/31/2009

EMC	BBB/Not Rated	43,339	24.73	$25.62	1,110,350	24.85	1/31/2005

Alcoa Automotive Casting Div.	A+/Not Rated	25,201	14.38	$25.23	635,724	14.23	5/31/2008

Aramark Services, Inc.	BBB-/BBB-	11,719	6.69	$25.75	301,712	6.75	11/30/2004

Totals		126,175	72.00%		$3,196,063	71.53%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(4/30/02)

Effective Gross Income	$4,219,977	$4,078,183	$4,287,843

Total Expenses	$1,278,618	$1,037,488	$1,339,368

Net Operating Income (NOI)	$2,941,359	$3,040,695	$2,948,475

Cash Flow (CF)	$2,695,709	$3,040,695	$2,948,475

DSCR on NOI	1.36x	1.41x	1.37x

DSCR on CF	1.25x	1.41x	1.37x

Additional Information

-	The subject is a 4-story multi-tenant, Class A office building with 175,235 net rentable square feet located in Livonia, Michigan. The subject is part of Victor Corporate Park, a 95-acre business park located in the I-275 corridor submarket and situated along the western boundary of the Detroit Metropolitan Area.

-	The property is 90.6% occupied, of which 52.83% of the net rentable square feet is occupied by established, publicly traded and/or credit rated businesses that pay 53.06% of the gross potential revenue. EMC Corporation (NYSE: EMC, S&P rated BBB) leases 43,339 sf., Alcoa, Inc. (NYSE: AA, S&P rated A+), with 25,201 sf, is an integrated aluminum company producing and selling aluminum products. Other tenants include Market Strategies (45,916 sf), SCI/dba ON Semiconductor (NSADQ: ONNN) with 4,946 sf, The Federal Deposit Insurance Corporation with 7,377 sf and Aramark Services, Inc. (S&P rated BBB- and Fitch rated BBB-) with 11,719 sf.

-	The 20255 Victor Parkway Borrower, at its sole cost and expense, is required to keep the 20255 Victor Parkway Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The 20255 Victor Parkway Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	The borrower for the 20255 Victor Parkway Loan, 20255 Development Associates, L.L.C., is 100% owned by Victor Parkway Associates, L.L.C., a Delaware limited liability company. The sponsors of the borrower are Michael Kojaian and his son, C. Michael Kojaian. Kojaian Companies are reported to own commercial real estate totaling 25 million sf in 10 states.

-	The 20255 Victor Parkway Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The borrower, 20255 Development Associates, LLC, a Delaware Limited Liability Company, is a special purpose entity with a non-consolidation opinion and an independent manager.

-	The management company, Grubb & Ellis Management Services, Inc. (NYSE: GBE), affiliated with Michael Kojaian, is a full service commercial real estate company that provides advisory services and property and facilities management to users and investors in the United States and worldwide. Grubb & Ellis has a total of 150 million sf under management with 18 million sf in the subject’s market. They also have an office in the subject’s building (990 sf) from which they manage various properties in the area.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. One set of the Mortgage Loans contains Mortgage Loans (the “Cross-Collateralized Mortgage Loans”) that are, solely as among such Mortgage Loans in such particular set, cross-defaulted and cross-collateralized with each other. This set represents 1.6% of the Initial Pool Balance. Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross- collateralization and partial cross-default arrangements.

-	Ground Leases. Five Mortgaged Properties, which represent approximately 2.5% of the Initial Pool Balance, are, in each such case, secured, in whole or in part, by a Mortgage on the applicable borrower’s leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

-	Subordinate Financing. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. One Mortgage Loan representing 2.2% of the Initial Pool Balance has existing unsecured debt. Two of the Mortgage Loans, representing 0.6% of the Initial Pool Balance, permit additional unsecured debt under certain circumstances. Two of the Mortgage Loans, representing 1.9% of the Initial Pool Balance, permit additional secured debt under certain circumstances. In addition, we are aware that one of the Mortgaged Properties relating to the Mortgage Loans, representing 0.5% of the Initial Pool Balance, has existing secured debt. With respect to 11 Mortgage Loans representing 5.9% of the Initial Pool Balance the owners of the related borrower have a contingent reimbursement obligation with respect to an undrawn letter of credit payable to unrelated third parties. Thirteen of the Mortgage Loans, representing 10.8% of the Initial Pool Balance, provide that the members of the borrower have the right to incur mezzanine debt under specified circumstances set forth in the related loan documents. See “Risk Factors — Risks Related to the Mortgage Loans — Subordinate Financing May Make Recovery Difficult in the Event of Loss” of the prospectus supplement.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.